Exhibit 99.2

IBM 3Q 2017 Earnings: Non GAAP slides October 17, 2017 ibm.com/investor

Reconciliation of Operating Earnings Per Share 2 Non-GAAP Supplemental Materials *Includes acquisitions through September 30, 2017 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 3Q 2017 3 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas (2%) (2%) Europe/ME/Africa 2% (1%) Asia Pacific (1%) 2% U.S. (3%) (3%) Japan (4%) 4% 3Q17 Yr/Yr

Reconciliation of Revenue Growth - 3Q 2017 4 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 11% 10% Analytics 5% 5% Cloud 20% 20% aaS annual run rate 25% 24% Mobile 7% 7% Security 51% 49% Social 2% 0% 3Q17 Yr/Yr

Reconciliation of Revenue Growth - 3Q 2017 5 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 4% 3% Solutions Software 4% 3% Transaction Processing Software 4% 3% Strategic Imperatives 5% 5% Cloud 10% 10% Global Business Services (2%) (2%) Consulting 0% 1% Global Process Services (11%) (12%) Application Management (3%) (3%) Strategic Imperatives 10% 11% Cloud 35% 35% 3Q17 Yr/Yr GAAP @CC Tech Svcs & Cloud Platforms (3%) (4%) Global Technology Services (3%) (4%) Infrastructure Services (4%) (5%) Technical Support Services (2%) (2%) Integration Software (3%) (3%) Strategic Imperatives 12% 12% Cloud 16% 16% Systems 10% 10% Systems Hardware 15% 14% z Systems 64% 62% Power (7%) (8%) Storage 5% 4% Operating Systems Software (2%) (3%) Strategic Imperatives 26% 25% Cloud 24% 23% Global Financing 4% 3% 3Q17 Yr/Yr

Reconciliation of Expense Summary - 3Q 2017 6 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions (1 pts) 0 pts (1 pts) Base * 3 pts 0 pts 3 pts RD&E Currency (1 pts) 0 pts (1 pts) Acquisitions 0 pts 0 pts 0 pts Base * 5 pts 3 pts 8 pts Operating Expense & Other Income Currency 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts Base* 1 pts 0 pts 1 pts

Reconciliation of Debt-to-Capital Ratio 7 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target which increased to 9 to 1 beginning in the first quarter of 2017 from approximately 7 to 1 at Dec 31,2016. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations. Sep 2017 Dec 2016 Sep 2016 Non-Global Financing Debt/Capital 50% 50% 55% IBM Consolidated Debt/Capital 70% 70% 71%

Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 8 12 Months Ended Sep 2017 Net Cash from Operating Activities per GAAP: $15.0 Less: the change in Global Financing (GF) Receivables $0.8 Net Cash from Operating Activities (Excluding GF Receivables) $14.2 Capital Expenditures, Net ($3.3) Free Cash Flow (Excluding GF Receivables) $10.9

9 ibm.com/investor